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                                                                   EXHIBIT 10.41

                                  AMENDMENT TO
                       THE 1994 STOCK INCENTIVE PLAN FOR
                            OFFICERS, DIRECTORS AND
                                KEY EMPLOYEES OF
                          AMBASSADOR APARTMENTS, INC.,
                          AMBASSADOR APARTMENTS, L.P.
                                AND SUBSIDIARIES

         The 1994 Stock Incentive Plan for Officers, Directors and Key Employees of Ambassador Apartments, Inc., Ambassador Apartments, L.P. and Subsidiaries was adopted, effective August 31, 1994 (the "1994 Plan"), for the benefit of those officers, key employees and directors. The 1994 Plan is hereby amended as follows:

    1. Amendment. Section 2.1 of the 1994 Plan is hereby amended by deleting the first sentence thereof in its entirety and substituting the following therefor:

    "The shares of stock subject to Options shall be shares of Common Stock, and the aggregate number of such shares which may be issued upon exercise of such Options shall not exceed 469,000."

    2. No Further Amendment. Except as set forth above, the 1994 Plan shall continue in full force and effect without modification.